Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information marked “[***]” in this Exhibit has been filed with the Securities and Exchange Commission together with such request for confidential treatment.
Execution Version

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
MOUNTAIN VALLEY PIPELINE, LLC

This SECOND AMENDMENT (this “Amendment”) TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (as amended, supplemented or otherwise modified from time to time, including by that certain First Amendment to Second Amended and Restated Limited Liability Company Agreement, dated January 21, 2016, the “Second A&R Agreement;” as modified by this Amendment, the “Agreement”) OF MOUNTAIN VALLEY PIPELINE, LLC, dated March 10, 2015, is adopted, executed and agreed to as of October 24, 2016 by MVP Holdco, LLC, a Delaware limited liability company (“EQT”), US Marcellus Gas Infrastructure, LLC, a Delaware limited liability company (“USG”), WGL Midstream, Inc., a Delaware corporation (“WGL”), VED NPI IV, LLC, a Delaware limited liability company (“Vega Carryco”), Vega Midstream MVP LLC, a Delaware limited liability company (“Vega”), and Mountain Valley Pipeline, LLC, a Delaware limited liability company (the “Company”). EQT, USG, WGL, Vega Carryco, Vega and the Company are sometimes referred to herein collectively as the “Parties,” and each, a “Party.”
RECITALS
WHEREAS, pursuant to that certain Equity Purchase Agreement dated as of October 3, 2016 by and among Vega, Vega Carryco, WGL and Vega Energy Partners, Ltd., a Texas limited partnership (the “Equity Purchase Agreement”), Vega shall Dispose of its Membership Interest to WGL [***] subject to the consent of the Founding Members set forth therein, which consent has been granted (the “Vega/WGL Disposition”);
WHEREAS, pursuant to Section 13.05 of the Second A&R Agreement, the Agreement may be amended by a written instrument executed by Supermajority Interest; provided, however, that any amendment or restatement that is materially adverse to any Member in a manner that is disproportionate to such Member’s interest (as compared to the interest of other Members) shall, if the affected Member is not a Founding Member, require the written consent or approval of a majority of all Members similarly adversely affected;
WHEREAS, in connection with the consummation of the Vega/WGL Disposition by the parties thereto, WGL, Vega and Vega Carryco, as the affected Members, and EQT and USG, the holders of a Supermajority Interest, and the Company desire to enter into this Amendment to revise certain distribution rights contained in Section 5.01 of the Second A&R Agreement; and
WHEREAS, capitalized terms used in this Amendment but not defined herein shall have the meanings ascribed to such terms in the Second A&R Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, WGL, Vega and Vega Carryco and EQT, USG, on behalf of themselves and the Members, and the Company agree as follows:

1.Amendments. Contingent upon the consummation of the Closing (as defined in the Equity Purchase Agreement) and effective simultaneously therewith, the Second A&R Agreement shall be amended as described in clauses (a) and (b) below.
(a)    The Agreement shall be amended to delete all references to “Vega Midstream MVP LLC” and “Vega,” but, for the avoidance of doubt, not “Vega Carryco.”
(b)    The Agreement shall be amended to restate the definition of “Qualified Guarantor” as follows:
“Qualified Guarantor – means, with respect to a Member, such Member’s Parent or a subsidiary of such Member’s Parent, in each case, so long as such Person is Investment Grade.”
(c)    The Agreement shall be amended to delete the defined terms [***] and “Vega.”
(d)    The Agreement shall be amended to add the following defined terms in Section 1.01 of the Agreement:
[***]
[***]
(e)    The Agreement shall be amended to replace all references to [***] with [***] with the appropriate conjunction as the context may require.
(f)    The Agreement shall be amended to restate clauses (a) and (b) of Section 5.01 in their entirety as follows:
“(a)    prior to the occurrence of a Dissolution Event, [***]% to WGL and [***]% to Vega Carryco; and
(b)    upon and following the occurrence of a Dissolution Event:
(i)    first, [***]% to WGL until [***] and
(ii)     thereafter, [***]% to WGL and [***]% to Vega Carryco.”
(g)    The Agreement shall be amended to restate clause (d) of Section 5.05 in its entirety as follows:
“(d)    The Members’ proportionate share of the “excess nonrecourse liabilities,” within the meaning of the Treasury Regulation Section 1.752-3(a)(3), shall be allocated to the Members in proportion to their respective Sharing Ratios; provided, that WGL’s Sharing Ratio share of such “excess nonrecourse liabilities” shall be further allocated [***]% to Vega Carryco and [***]% to WGL. ”

(h)    Exhibit A of the Agreement is hereby deleted and replaced with Exhibit A hereto.
2.    Limited Effect. Except as specified in this Amendment, all provisions, terms and conditions of the Agreement shall continue in full force and effect.
3.    Governing Law. The laws of the State of Delaware govern this Amendment, and this Amendment shall be construed in accordance therewith, regardless of its choice of law principles. Jurisdiction and venue for any proceeding relating to this Amendment shall be as set forth in the Agreement.
4.    Representations and Warranties. The representations and warranties contained in Section 3.02(a) of the Second A&R Agreement are repeated by WGL, Vega and Vega Carryco and incorporated herein mutatis mutandis, with all references therein to the Second A&R Agreement referring instead to this Amendment. Without limiting the preceding sentence, each such Party hereby represents and warrants that (a) such Party is duly formed, validly existing, and in good standing under the Laws of the jurisdiction of its formation; (b) if required by applicable Law, such Party is duly qualified and in good standing in the jurisdiction of its principal place of business, if different from its jurisdiction of formation; and (c) such Party has the requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder, and all necessary actions by the board of directors, management committee, officers, managers, members, partners or other applicable Persons necessary for the due authorization, execution, delivery, and performance of this Amendment by such Party have been duly taken.
5.    Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signing Parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. A signature page to this Amendment or any other document prepared in connection with the transactions contemplated hereby which contains a copy of a Party’s signature and which is sent by such Party or its agent with the apparent intention (as reasonably evidenced by the actions of such Party or its agent) that it constitute such Party’s execution and delivery of this Amendment or such other document, including a document sent by facsimile transmission or by email in portable document format (pdf), shall have the same effect as if such Party had executed and delivered an original of this Amendment or such other document. Minor variations in the form of the signature page, including footers from earlier versions of this Amendment or any such other document, shall be disregarded in determining the Party’s intent or the effectiveness of such signature.
[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the date first set forth above.

MOUNTAIN VALLEY PIPELINE, LLC

By: MVP Holdco, LLC
Its Member

By:    /s/ Donald M. Jenkins
Name: Donald M. Jenkins
        Title: EVP

By: US Marcellus Gas Infrastructure, LLC
Its Member

By:    /s/ Matt Schafer
Name: Matt Schafer
Title: Representative of US Marcellus Gas
        Infrastructure, LLC

MVP HOLDCO, LLC

By: /s/ Donald M. Jenkins
Name: Donald M. Jenkins
Title: EVP

US MARCELLUS GAS INFRASTRUCTURE, LLC By: /s/ Matt Schafer Name: Matt Schafer Title: Representative of US Marcellus Gas Infrastructure, LLC

Signature Page to Second Amendment to
Second Amended and Restated Limited Liability Company Agreement of
Mountain Valley Pipeline, LLC

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the date first set forth above.

WGL MIDSTREAM, INC. By: /s/ Terry McCallister Terry McCallister Chairman of the Board

Signature Page to Second Amendment to
Second Amended and Restated Limited Liability Company Agreement of
Mountain Valley Pipeline, LLC

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the date first set forth above.

VEGA MIDSTREAM MVP LLC By: /s/ David A. Modesett David A. Modesett President
VED NPI IV, LLC By: /s/ David A. Modesett David A. Modesett President

Signature Page to Second Amendment to
Second Amended and Restated Limited Liability Company Agreement of
Mountain Valley Pipeline, LLC

EXHIBIT A
MEMBERS

Name, Address, Fax and E-mail	Sharing Ratio	Parent	Representative and Alternate Representatives
MVP HOLDCO, LLC EQT Plaza 625 Liberty Avenue Pittsburgh, Pennsylvania 15222 Fax: (412) 553-7781 Attention: Blue Jenkins [***] David Gray [***] Sean McGinty [***] with a copy to: Baker Botts L.L.P. 98 San Jacinto Blvd., Suite 1500 Austin, Texas 78701 Fax: (512) 322-8349 Attn: Michael L. Bengtson [***]	45.5%	EQT Midstream Partners, LP	David Gray – Representative Blue Jenkins – Alternate Representative
US MARCELLUS GAS INFRASTRUCTURE, LLC 601 Travis Street Suite 1900 Houston, Texas 77002 Fax: 713.751.0375 Attention: Lawrence A. Wall, Jr. [***] Karina Amelang [***]	31%	NextEra Energy Capital Holdings, Inc.	TJ Tuscai, Chief Executive Officer – Representative Lawrence A. Wall, Jr., President – Alternate Representative
WGL MIDSTREAM, INC. c/o WGL Holdings, Inc. 101 Constitution Avenue, N.W. Washington, DC 20080 Fax: (202) 624-6655 Attn: Anthony M. Nee [***]	10%	WGL Holdings, Inc.	N/A

VEGA NPI IV, LLC c/o Vega Energy Partners, Ltd. 3701 Kirby Dr., Suite 1290 Houston, Texas 77098 Fax: (713) 527-0850 Attn: David A. Modesett [***] with a copy to: Norton Rose Fulbright 1301 McKinney St., Suite 5100 Houston, TX 77010 Fax: (713) 651-5246 Attn: Ned Crady [***]	0%	Vega Energy Partners, Ltd.	N/A
RGC MIDSTREAM, LLC 519 Kimball Ave NE Roanoke, Virginia 24016 Fax: (540) 777-2636 Attn: Paul Nester [***]	1%	RGC Resources, Inc.	N/A
CON EDISON GAS MIDSTREAM, LLC 4 Irving Place New York, New York 10003 Fax: (917) 534-4476 Attn: Joseph Oates [***]	12.5%	Consolidated Edison, Inc.	N/A